UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2019

VALIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28423	58-2541997
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6 Gurdwara Street, Suite 205 Ottawa, Canada	K2E 8A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (613) 224-3535

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant

Effective April 11, 2019, we dismissed our independent registered public accounting firm AMC Auditing, LLC and engaged Prager Metis CPAs, LLC, the firm that has acquired AMC Auditing, LLC, as our independent registered public accounting firm.

The report of AMC Auditing, LLC regarding our financial statements for the last two fiscal years ended December 31, 2018 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there is substantial doubt about our ability to continue as a going concern.

During the two most recent fiscal years and during any subsequent interim period through and including December 31, 2018 , there were no disagreements with AMC Auditing, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to the satisfaction of AMC Auditing, LLC, would have caused it to make reference to the subject matter thereof in connection with its report.

During our two most recent fiscal years or any subsequent  interim period prior to engaging Prager Metis CPAs, LLC, we, or someone on our behalf, had not consulted Prager Metis CPAs, LLC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit option that might be rendered on the Company’s consolidated financial statements. In addition, during this period, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We have requested AMC Auditing, LLC to furnish a letter addressed to the Securities and Exchange Commission stating whether AMC Auditing, LLC agree with the above statements. A copy of this letter is filed as Exhibit 16.1 to this report.

The Company’s Board of Directors approved the change of auditors pursuant to Item 304(a)(1)(iii) of Regulation S-K.

Item 9.01Exhibits

d)Exhibits

Exhibit No.Exhibit Description

 16.1AMC Auditing, LLC SECPS Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDIAN CORPORATION

Dated:   April 15, 2019By: /s/ Bruce Benn

Bruce Benn,

President, Chief Executive Officer

and Chief Financial Officer